MFS(R) GLOBAL TELECOMMUNICATIONS FUND

                      Supplement to the Current Prospectus

The Board of Trustees of the MFS Global Telecommunications Fund (the "Global Telecommunications Fund"), has approved the proposed reorganization of the Global Telecommunications Fund into the MFS Technology Fund (the "Technology Fund"). The proposed transaction is still subject to approval by the Global Telecommunications Fund shareholders at a shareholders' meeting expected to be held in July. No assurance can be given that the reorganization will occur.

Under the proposed transaction, the Global Telecommunications Fund's assets and liabilities would be transferred to the Technology Fund in return for shares of the Technology Fund with equal total net asset value on the transfer date. These Technology Fund shares would be distributed pro rata to shareholders of the Global Telecommunications Fund in exchange for their Global Telecommunications Fund shares. Current Global Telecommunications Fund shareholders would thus become shareholders of the Technology Fund and receive shares of the Technology Fund with a total net asset value equal to that of their shares of the Global Telecommunications Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Global Telecommunications Fund and its shareholders, as well as to the Technology Fund.

The investment objective of the Technology Fund is capital appreciation.

Both the Global Telecommunications Fund and Technology Fund seek to achieve their goals by investing, under normal circumstances, at least 80% of their net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of issuers that, for the Global Telecommunications Fund, are telecommunications companies or, for the Technology Fund, are companies that MFS believes will benefit from technological advances and improvements. Each Fund may invest in companies of any size.

The primary difference between the Global Telecommunications Fund and Technology Fund is that the Global Telecommunications Fund generally limits its investments to telecommunication companies. The Technology Fund invests in telecommunication companies, but also may invest in companies in other industries that MFS believes will benefit from technological advances and improvements. These companies may be in industries such as computer software and hardware, semiconductors, minicomputers, peripheral equipment, scientific instruments, pharmaceuticals, environmental services, chemicals, synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology and health care and medical supplies. In addition, the Global Telecommunications Fund is "non-diversified", which means that it may invest a relatively high percentage of its assets in a small number of issuers. The Technology Fund is "diversified," but it is permitted to invest a relatively large percentage of its assets in a single issuer compared to other funds managed by MFS.

A full description of the Technology Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement to be mailed to shareholders of the Global Telecommunications Fund in June.

In light of the proposed transaction, sales of Global Telecommunications Fund shares and exchanges into this Fund are expected to be suspended on or about July 29, 2003.

                 The Date of this Supplement is April 17, 2003.